Exhibit 10.22

EXECUTION VERSION

AMENDMENT TO SUBSCRIPTION AGREEMENT

THIS AMENDMENT (the “Amendment”), is entered into on June 23, 2023, between Falcon’s Beyond Global LLC, a Florida limited liability company (the “Company”), and Infinite Acquisitions, LLLP. (“Infinite”).

RECITALS

WHEREAS the Company and Infinite are parties to a Subscription Agreement, dated May 10, 2023 (the “Subscription Agreement”), and wish to amend the Subscription Agreement in accordance with Section 6(h) thereof as provided in this Amendment; and

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendment to WHEREAS clause.

The second “WHEREAS” clause under the heading of “RECITALS” is hereby deleted in its entirety and replaced with the following:

“WHEREAS, Infinite is a member of the Company and currently owns 25,733,173 membership units of the Company (the “Membership Units”) representing a percentage interest in the Company of 47.1415%;”

Section 2. Capitalized Terms.

All capitalized terms used herein, which are not defined herein, shall have the meanings ascribed thereto in the Subscription Agreement, as amended hereby.

Section 3. Effectiveness of Subscription Agreement.

All provisions of the Subscription Agreement, except as expressly amended and modified by this Agreement, shall remain in full force and effect.

Section 4. No Other Amendments.

Except for the amendment specifically set forth above, the Subscription Agreement shall remain unchanged and in full force and effect.

Section 5. Effective Date.

This Amendment will be effective as of the date first written above.

Section 6. Representations and Warranties.

Each of the Company and Infinite agrees, represents and warrants in favor of the other that (a) it has the full power and authority to execute and deliver this Amendment and to perform its obligations hereunder; (b) it has taken all action necessary for the execution and delivery of this Amendment and the performance by it of its obligations hereunder, (c) that the Amendment has been executed and delivered by a duly authorized representative, and (d) the Subscription Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of each such Party and is enforceable against each such Party in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or (ii) general principles of equity.

Section 7. Miscellaneous

7.01. This Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in ..pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

7.02. This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Amendment to be executed by its duly authorized representative as of the date first set forth above.

FALCON’S BEYOND GLOBAL, LLC

By:	/s/ Cecil D. Magpuri
Name: Cecil D. Magpuri
Title: Chief Executive Officer

Address for Notices:
Falcon’s Beyond
6996 Piazza Grande Avenue, Suite 301
Orlando, FL 32835

ATTN: Cecil D. Magpuri
EMAIL: notices@falconsbeyond.com

with a copy (not to constitute notice) to:

White & Case LLP
1221 Avenue of the Americas
New York, NY 10020-1095

ATTN: Joel Rubinstein
EMAIL: Joel.Rubinstein@whitecase.com

SUBSCRIBER: Infinite Acquisitions, LLLP

By:	/s/ Lucas Demerau
Infinite Acquisitions, LLLP,
through Erudite Cria, Inc., its General Partner
Name: Lucas Demerau
Title: President

Address for Notices:

Infinite Acquisitions LLLP3420 Pump Road, #356
Henrico, VA 23233

ATTN: Lucas Demerau
EMAIL: notices@infiniteaq.co